Property, Plant and Equipment	12 Months Ended
Sep. 26, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

10.	Property, Plant and Equipment
The gross carrying amount and accumulated depreciation of property, plant and equipment at the end of each period was as follows:

	September 26, 2014	September 27, 2013
Land	$59.9	$60.4
Buildings	330.6	316.6
Capitalized software	97.6	76.4
Machinery and equipment	1,202.1	1,226.6
Construction in process	198.2	193.7
	1,888.4	1,873.7
Less: accumulated depreciation	(939.2)	(876.3)
Property, plant and equipment, net	$949.2	$997.4

The amounts above include property under capital leases of $16.9 million and $17.8 million at September 26, 2014 and September 27, 2013, respectively, consisting primarily of buildings. Accumulated amortization of capitalized leased assets was $15.8 million and $15.8 million at the end of fiscal 2014 and 2013, respectively.
Depreciation expense, including amounts related to capitalized leased assets, was $113.6 million, $104.2 million and $103.6 million for fiscal 2014, 2013 and 2012, respectively. Depreciation expense included depreciation on demonstration equipment of $4.3 million, $3.6 million and $3.4 million for fiscal 2014, 2013 and 2012, respectively. Demonstration equipment was included within other assets on the consolidated balance sheets.

Long-Lived Asset Impairment Analysis
During the fourth quarter of fiscal 2014, the Company received notification that we lost preferred supplier status with a significant group purchasing organization ("GPO") and that a related-party supply contract was terminated by the Company. The Company determined that these events constituted a triggering event with respect to our CMDS asset group within the Global Medical Imaging segment and assessed the recoverability of the CMDS asset group. The Company determined that the undiscounted cash flows of this asset group were less than its net book value. This would require the Company to record an impairment charge if the fair value of the CMDS asset group was less than its net book value.
The Company determined the fair value of the CMDS asset group using the income approach, a level three measurement technique. For purposes of determining fair value the Company made various assumptions regarding estimated future cash flows, discount rates and other factors in determining the fair values of each reporting unit using the income approach. The Company's projections of future cash flows were then discounted based on a weighted-average cost of capital ("WACC") determined from relevant market comparisons, adjusted upward for specific risks (primarily the uncertainty of achieving projected operating cash flows). A terminal value growth rate was applied to the terminal year cash flows, both of which represent the Company's estimate of stable, sustainable growth. The fair value of the asset group represents the sum of the discounted cash flows from the discrete period and the terminal year cash flows.
The Company's projections in the CMDS asset group included long-term net sales and operating income at lower than historical levels. The decrease in net sales and operating income is reflective of the notification of the loss of a significant customer, termination of a supply contract with a related party and increased competition in the marketplace. The Company utilized a WACC of 8.0%, which reflects the lower inherent risk with the decreasing revenue trends. These assumptions resulted in a fair value of the CMDS asset group that was less than its net book value. Therefore, the Company recorded impairment charges of $65.9 million and $52.4 million to the property, plant and equipment and long-lived amortizing intangible assets, respectively, included in the CMDS asset group. The Global Medical Imaging reporting unit could be subject to further impairment should the Company experience greater than expected revenue declines, revise our long-term projections downward or utilize higher discount rates.